COMMON STOCK	12 Months Ended
Jun. 30, 2017
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
NOTE 13. COMMON STOCK

Stock offering

In June 2015, the Company entered into a securities purchase agreement with certain institutional investors for the sale of 297,197 ordinary shares in a registered direct offering (4,000 shares at an average of $1.64 on June 9, 2015; 288,105 shares at an average of $2.12 on June 10, 2015; 5,092 shares at an average of $2.00 on June 11, 2015). The net cash proceeds received from the stock offering, after deducting ¥1,294,922 ($212,673) underwriter commission and other associated fees, were ¥2,392,027 (approximately $0.6 million).

During the year ended June 30, 2016, the Company offered 15,874 ordinary shares under the same purchase agreement from June 2015. The net cash proceeds received from the stock offering were ¥158,268 ($23,352). During the year ended June 30, 2017, the Company did not offer any ordinary shares under the purchase agreement.

Appropriated Retained Earnings - According to the Memorandum and Articles of Association, the Company is required to transfer a certain portion of its net profit, as determined under PRC accounting regulations, from current net income to the statutory reserve fund. In accordance with the PRC Company Law, companies are required to transfer 10% of their profit after tax, as determined in accordance with PRC accounting standards and regulations, to the statutory reserves until such reserves reach 50% of the registered capital or paid-in capital of the companies. As of June 30, 2016 and 2017, the balance of total statutory reserves was ¥4,148,929 and ¥4,148,929 ($612,169), respectively.